Exhibit 99.2
EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	1Q06	4Q05	3Q05	2Q05	1Q05
Upstream
United States	1,280	1,787	1,671	1,389	1,353
Non-U.S.	5,103	5,251	5,678	3,519	3,701
Total	6,383	7,038	7,349	4,908	5,054
Downstream
United States	679	1,158	1,109	999	645
Non-U.S.	592	1,232	1,019	1,022	808
Total	1,271	2,390	2,128	2,021	1,453
Chemical
United States	329	281	70	343	492
Non-U.S.	620	944	402	471	940
Total	949	1,225	472	814	1,432

Corporate and financing	(203)	57	(29)	(103)	(79)
Net income (U.S. GAAP)	8,400	10,710	9,920	7,640	7,860
Net income per common share (U.S. GAAP)	1.38	1.72	1.60	1.21	1.23
Net income per common share
- assuming dilution (U.S. GAAP)	1.37	1.71	1.58	1.20	1.22

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	1,620	0	0
Total	0	0	1,620	0	0
Downstream
United States	0	0	0	(200)	0
Non-U.S.	0	0	0	0	310
Total	0	0	0	(200)	310
Chemical
United States	0	0	0	0	0
Non-U.S.	0	390	0	0	150
Total	0	390	0	0	150

Corporate and financing	0	0	0	0	0
Corporate total	0	390	1,620	(200)	460

Earnings Excluding Special Items $M
Upstream
United States	1,280	1,787	1,671	1,389	1,353
Non-U.S.	5,103	5,251	4,058	3,519	3,701
Total	6,383	7,038	5,729	4,908	5,054
Downstream
United States	679	1,158	1,109	1,199	645
Non-U.S.	592	1,232	1,019	1,022	498
Total	1,271	2,390	2,128	2,221	1,143
Chemical
United States	329	281	70	343	492
Non-U.S.	620	554	402	471	790
Total	949	835	472	814	1,282

Corporate and financing	(203)	57	(29)	(103)	(79)
Corporate total	8,400	10,320	8,300	7,840	7,400
EPS excluding Special Items - assuming dilution	1.37	1.65	1.32	1.23	1.15
EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	1Q06	4Q05	3Q05	2Q05	1Q05
natural gas liquids, kbd
United States	440	431	439	500	540
Canada	332	356	317	355	358
Europe	563	539	516	554	575
Africa	741	795	688	583	596
Asia Pacific/Middle East	467	330	337	328	329
Russia/Caspian	114	131	106	98	95
Other	39	47	48	50	51
Total liquids production	2,696	2,629	2,451	2,468	2,544

Natural gas production available for sale, mcfd
United States	1,707	1,620	1,609	1,835	1,897
Canada	882	912	926	913	923
Europe	5,977	4,804	2,930	3,787	5,767
Asia Pacific/Middle East	2,462	2,303	2,096	2,020	2,036
Russia/Caspian	82	98	70	67	74
Other	89	85	85	87	88
Total natural gas production available for sale	11,199	9,822	7,716	8,709	10,785

Total worldwide liquids and gas production, koebd	4,562	4,266	3,737	3,919	4,341

Refinery throughput, kbd
United States	1,716	1,669	1,744	1,906	1,860
Canada	486	479	439	467	481
Europe	1,645	1,717	1,735	1,668	1,566
Asia Pacific	1,465	1,484	1,530	1,413	1,533
Other Non-U.S.	236	303	316	273	309
Total refinery throughput	5,548	5,652	5,764	5,727	5,749

Petroleum product sales, kbd (1)
United States	2,714	2,900	2,903	2,986	2,870
Canada	591	641	613	608	620
Europe	2,101	2,155	2,121	2,128	2,055
Asia Pacific	1,735	1,837	1,744	1,722	1,844
Other Non-U.S.	724	789	836	815	840
Total petroleum product sales	7,865	8,322	8,217	8,259	8,229

Gasolines, naphthas	3,008	3,274	3,335	3,343	3,144
Heating oils, kerosene, diesel	2,601	2,632	2,460	2,461	2,690
Aviation fuels	655	649	739	720	691
Heavy fuels	689	754	694	675	718
Specialty products	912	1,013	989	1,060	986
Total petroleum product sales	7,865	8,322	8,217	8,259	8,229

Chemical prime product sales, kt
United States	2,620	2,228	2,639	2,664	2,838
Non-U.S.	4,296	4,064	4,316	3,928	4,100
Total chemical prime product sales	6,916	6,292	6,955	6,592	6,938

(1) Petroleum product sales include 689 kbd for first quarter 2006 and 735 kbd for first quarter 2005 for purchases/sales contracts with the same counterparty.
EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	1Q06	4Q05	3Q05	2Q05	1Q05
United States
ExxonMobil
Crude ($/b)	55.99	52.23	56.97	45.58	42.70
Natural Gas ($/kcf)	8.31	11.34	7.88	6.45	6.18

Benchmarks
WTI ($/b)	63.28	59.99	63.05	53.03	49.70
ANS-WC ($/b)	60.87	57.87	60.79	50.04	44.86
Henry Hub ($/mbtu)	9.01	13.00	8.53	6.74	6.27

Non-U.S.
ExxonMobil
Crude ($/b)	57.14	53.02	58.24	47.55	42.57
Natural Gas ($/kcf)	7.43	6.99	5.61	5.25	5.45
European NG ($/kcf)	8.05	7.11	5.61	5.58	5.85

Benchmarks
Brent ($/b)	61.75	56.90	61.54	51.59	47.50

Capital and Exploration Expenditures, $M
Upstream
United States	548	542	628	531	441
Non-U.S.	3,539	3,852	2,958	3,147	2,371
Total	4,087	4,394	3,586	3,678	2,812
Downstream
United States	162	213	191	201	148
Non-U.S.	419	535	455	448	304
Total	581	748	646	649	452
Chemical
United States	63	61	54	73	55
Non-U.S.	81	108	108	102	93
Total	144	169	162	175	148
Other	12	20	20	35	5

Total Capital and Exploration Expenditures	4,824	5,331	4,414	4,537	3,417

Exploration Expense Charged to Income, $M
Consolidated - United States	63	54	29	53	21
- Non-U.S.	214	278	215	155	147
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	3	0	5	7	5
Total Exploration Expense Charged to Income	280	332	249	215	173

Effective Income Tax Rate, %	47.4%	41.1%	41.8%	41.4%	41.3%

Common Shares Outstanding (millions)
At quarter end	6,050	6,133	6,222	6,305	6,366
Average - assuming dilution	6,126	6,211	6,303	6,370	6,421

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	14.6	10.5	15.7	9.0	13.0
Sales of subsidiaries, investments and PP&E	0.4	1.4	0.8	2.0	1.8
Cash flows from operations and asset sales	15.0	11.9	16.5	11.0	14.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2006. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 1Q06 vs. 1Q05
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
5,054
2,180
(400)
(450)
6,383
1Q05
Realization
Vol/Mix
Other
1Q06

Upstream 1Q06 vs. 4Q05
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
7,038
(10)
(40)
(605)
6,383
4Q05
Realization
Vol/Mix
Other
1Q06

$M	1Q05	1Q06	1Q06 vs. 1Q05
U.S.	1,353	1,280	-73
Non-U.S.	3,701	5,103	+1,402
Total	5,054	6,383	+1,329

$M	4Q05	1Q06	1Q06 vs. 4Q05
U.S.	1,787	1,280	-507
Non-U.S.	5,251	5,103	-148
Total	7,038	6,383	-655

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 1Q06 vs. 1Q05
$M
3000
2500
2000
1500
1000
500
0
1,143
60
50
20
1,271
1Q05
Margin
Vol/Mix
Other
1Q06

Downstream 1Q06 vs. 4Q05
$M
3000
2500
2000
1500
1000
500
0
2,390
(1,110)
(70)
60
1,271
4Q05
Margin
Vol/Mix
Other
1Q06

$M	1Q05	1Q06	1Q06 vs. 1Q05
U.S.	645	679	+34
Non-U.S.	498	592	+94
Total	1,143	1,271	+128

$M	4Q05	1Q06	1Q06 vs. 4Q05
U.S.	1,158	679	-479
Non-U.S.	1,232	592	-640
Total	2,390	1,271	-1,119

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 1Q06 vs. 1Q05
$M
1500
1000
500
0
1,282
(410)
100
(20)
949
1Q05
Margin
Vol/Mix
Other
1Q06

Chemical 1Q06 vs. 4Q05
$M
1500
1000
500
0
835
(50)
160
949
4Q05
Margin
Vol/Mix
Other
1Q06

$M	1Q05	1Q06	1Q06 vs. 1Q05
U.S.	492	329	-163
Non-U.S.	790	620	-170
Total	1,282	949	-333

$M	4Q05	1Q06	1Q06 vs. 4Q05
U.S.	281	329	+48
Non-U.S.	554	620	+66
Total	835	949	+114

Note: Earnings exclude special items

ExxonMobil